UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2018 (May 19, 2018)

IHS Markit Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, Ropemaker Place

25 Ropemaker Street

 London, England

EC2Y 9LY

 (Address of Principal Executive Offices)

+44 20 7260 2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On May 19, 2018, Markit North America, Inc. a Delaware corporation (“Parent”) and an indirect, wholly-owned subsidiary of IHS Markit Ltd., a Bermuda company (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Parent, Ipreo Parent Holdco LLC, a Delaware limited liability company (“Seller”), Infinity Intermediate Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Seller (“Ipreo”), Iredell Holdings LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”) and, solely for the limited purposes set forth therein, the Company. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Ipreo (the “Merger”), with Ipreo continuing as the surviving company in the Merger as a wholly owned subsidiary of Parent.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, all of the limited liability company interests of Ipreo issued and outstanding as of immediately prior to the effective time of the Merger will be converted, in the aggregate, into the right to receive $1,855,000,000 in cash (which amount will be adjusted for Ipreo’s indebtedness, cash and transaction expenses, and is subject to a customary working capital adjustment).

The Merger Agreement contains customary representations and warranties, including representations of Ipreo and Parent relating to their respective businesses, which are generally subject to materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Ipreo, including covenants relating to conducting its business in the ordinary course consistent with past practice and refraining from taking certain actions without Parent’s consent.

Parent and Ipreo have agreed to use their respective reasonable best efforts to, among other things, consummate the transactions contemplated by the Merger Agreement as promptly as practicable and to obtain any required regulatory approvals.

Consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Merger by the United Kingdom’s Financial Conduct Authority. The obligation of each party to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement also provides for certain termination rights, including the right of either Parent or Ipreo to terminate the Merger Agreement, subject to certain exceptions, if the Merger is not consummated by February 18, 2019.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Parent or Ipreo or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or the condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Financing of the Merger

Parent expects to finance the Merger with debt financing, together with cash on hand. In connection with entering into the Merger Agreement, the Company has entered into a commitment letter (the “Commitment Letter”), dated as of May 19, 2018, with HSBC Securities (USA) Inc. and HSBC Bank USA National Association (collectively, the “Commitment Parties”). Pursuant to the Commitment Letter, and subject to the terms and conditions set forth therein, the Commitment Parties have committed to provide a senior unsecured 364-day term loan facility in an aggregate principal amount of $1.855 billion (the “Term Loan Facility”) to fund the consideration for the Merger and repay existing indebtedness of Ipreo. The funding of the Term Loan Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Term Loan Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Merger in accordance with the Merger Agreement.

The foregoing description of the Commitment Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Commitment Letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 19, 2018, by and among Infinity Intermediate Holdings, LLC, Ipreo Parent Holdco LLC, Markit North America, Inc., Iredell Holdings LLC and, solely for the limited purposes set forth therein, IHS Markit Ltd.*

10.1	Commitment Letter, dated as of May 19, 2018, by and among IHS Markit Ltd., HSBC Securities (USA) Inc. and HSBC Bank USA, National Association

*       Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

  EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 19, 2018, by and among Infinity Intermediate Holdings, LLC, Ipreo Parent Holdco LLC, Markit North America, Inc., Iredell Holdings LLC and, solely for the limited purposes set forth therein, IHS Markit Ltd.*

10.1	Commitment Letter, dated as of May 19, 2018, by and among IHS Markit Ltd., HSBC Securities (USA) Inc. and HSBC Bank USA, National Association

*       Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018

IHS MARKIT LTD.

By:	/s/ Sari Granat
Sari Granat
Executive Vice President and General Counsel